UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 26, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 26, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 29, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders July 26, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders July 26, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 July 26, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      134,100,000.00   107,657,692.43    7,929,637.50    182,120.93     8,111,758.43     0.00        0.00       99,728,054.93
AF_2       25,800,000.00    25,800,000.00            0.00     57,405.00        57,405.00     0.00        0.00       25,800,000.00
AF_3       66,700,000.00    66,700,000.00            0.00    181,201.67       181,201.67     0.00        0.00       66,700,000.00
AF_4       93,200,000.00    93,200,000.00            0.00    350,276.67       350,276.67     0.00        0.00       93,200,000.00
AF_5        8,500,000.00     8,500,000.00            0.00     34,920.83        34,920.83     0.00        0.00        8,500,000.00
AF_6       36,500,000.00    36,500,000.00            0.00    129,879.17       129,879.17     0.00        0.00       36,500,000.00
AV_1       95,000,000.00    81,626,868.92    4,575,860.72    109,652.09     4,685,512.81     0.00        0.00       77,051,008.20
AV_2      331,070,000.00   282,928,247.50   17,663,902.42    384,939.60    18,048,842.02     0.00        0.00      265,264,345.08
M_1        59,370,000.00    59,370,000.00            0.00     97,135.92        97,135.92     0.00        0.00       59,370,000.00
M_2        33,250,000.00    33,250,000.00            0.00     67,285.07        67,285.07     0.00        0.00       33,250,000.00
M_3        19,000,000.00    19,000,000.00            0.00     41,720.83        41,720.83     0.00        0.00       19,000,000.00
M_4        14,250,000.00    14,250,000.00            0.00     34,971.88        34,971.88     0.00        0.00       14,250,000.00
M_5        14,250,000.00    14,250,000.00            0.00     37,426.04        37,426.04     0.00        0.00       14,250,000.00
B          19,010,000.00    19,010,000.00            0.00     54,020.08        54,020.08     0.00        0.00       19,010,000.00
R                   0.00             0.00            0.00          0.00             0.00     0.00        0.00                0.00
TOTALS    950,000,000.00   862,042,808.85   30,169,400.64  1,762,955.78    31,932,356.42     0.00        0.00      831,873,408.21

X_IO           14,405.44   862,042,808.85            0.00          8.00             8.00        0.00        0.00   835,299,491.94

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314HV5        802.81649836     59.13227069   1.35809791   60.49036861          743.68422767        AF_1    2.030000 %
AF_2     152314HW3      1,000.00000000      0.00000000   2.22500000    2.22500000        1,000.00000000        AF_2    2.670000 %
AF_3     152314HX1      1,000.00000000      0.00000000   2.71666672    2.71666672        1,000.00000000        AF_3    3.260000 %
AF_4     152314HY9      1,000.00000000      0.00000000   3.75833337    3.75833337        1,000.00000000        AF_4    4.510000 %
AF_5     152314HZ6      1,000.00000000      0.00000000   4.10833294    4.10833294        1,000.00000000        AF_5    4.930000 %
AF_6     152314JA9      1,000.00000000      0.00000000   3.55833342    3.55833342        1,000.00000000        AF_6    4.270000 %
AV_1     152314JB7        859.23019916     48.16695495   1.15423253   49.32118747          811.06324421        AV_1    1.560000 %
AV_2     152314JC5        854.58739088     53.35398079   1.16271363   54.51669442          801.23341009        AV_2    1.580000 %
M_1      152314JD3      1,000.00000000      0.00000000   1.63611117    1.63611117        1,000.00000000        M_1     1.900000 %
M_2      152314JE1      1,000.00000000      0.00000000   2.02361113    2.02361113        1,000.00000000        M_2     2.350000 %
M_3      152314JF8      1,000.00000000      0.00000000   2.19583316    2.19583316        1,000.00000000        M_3     2.550000 %
M_4      152314JG6      1,000.00000000      0.00000000   2.45416702    2.45416702        1,000.00000000        M_4     2.850000 %
M_5      152314JH4      1,000.00000000      0.00000000   2.62638877    2.62638877        1,000.00000000        M_5     3.050000 %
B        152314JJ0      1,000.00000000      0.00000000   2.84166649    2.84166649        1,000.00000000        B       3.300000 %
TOTALS                    907.41348300     31.75726383   1.85574293   33.61300676          875.65621917

X_IO     N/A                      ####      0.00000000   0.55534576    0.55534576                  ####        X_IO    0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)          Distributions Allocable to Principal
                       Group I
                       Scheduled Monthly Payments                                                                   437,239.04
                       Curtailments                                                                                 208,284.43
                       Prepayments in Full                                                                        6,383,612.15
                       Loans Repurchased by Seller                                                                        0.00
                       Substitution Amounts                                                                               0.00
                       Net Liquidation Proceeds                                                                           0.00

                       Group II
                       Scheduled Monthly Payments                                                                    97,116.10
                       Curtailments                                                                                   3,185.92
                       Prepayments in Full                                                                        3,955,916.89
                       Loans Repurchased by Seller                                                                        0.00
                       Substitution Amounts                                                                               0.00
                       Net Liquidation Proceeds                                                                           0.00

                       Group III
                       Scheduled Monthly Payments                                                                   289,555.68
                       Curtailments                                                                                  72,752.64
                       Prepayments in Full                                                                       15,293,134.45
                       Loans Repurchased by Seller                                                                        0.00
                       Substitution Amounts                                                                               0.00
                       Net Liquidation Proceeds                                                                           0.00

                       Subordination Increase Amount                                                              3,428,603.34
                       Excess Overcollateralization Amount                                                                0.00

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF-1                                                                                         0.00
                       Class AF-2                                                                                         0.00
                       Class AF-3                                                                                         0.00
                       Class AF-4                                                                                         0.00
                       Class AF-5                                                                                         0.00
                       Class AF-6                                                                                         0.00
                       Class AV-1                                                                                         0.00
                       Class AV-2                                                                                         0.00
                       Class M-1                                                                                          0.00
                       Class M-2                                                                                          0.00
                       Class M-3                                                                                          0.00
                       Class M-4                                                                                          0.00
                       Class M-3                                                                                          0.00
                       Class B                                                                                            0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Subordinate Certificates
                       Class M-1                                                                                          0.00
                       Class M-2                                                                                          0.00
                       Class M-3                                                                                          0.00
                       Class M-4                                                                                          0.00
                       Class M-5                                                                                          0.00
                       Class B                                                                                            0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                                 338,361,383.48
                       Group I Ending Aggregate Loan Balance                                                    331,332,247.86

                       Group II Beginning Aggregate Loan Balance                                                113,971,012.67
                       Group II Ending Aggregate Loan Balance                                                   109,914,793.76

                       Group III Beginning Aggregate Loan Balance                                               409,710,412.70
                       Group III Ending Aggregate Loan Balance                                                  394,052,450.32

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                         3,426,083.73
                       Total Required Overcollateralization Amount                                               23,750,360.14

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                            0.00
                       Group II                                                                                           0.00
                       Group III                                                                                          0.00
Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                            0.00
                       Group II                                                                                           0.00
                       Group III                                                                                          0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                        7.4204 %
                       Group II                                                                                       6.3557 %
                       Group III                                                                                      7.3094 %

Sec. 7.09(xi)          Monthly Remittance Amount
                       Group I                                                                                    9,121,772.07
                       Group II                                                                                   4,660,190.87
                       Group III                                                                                 18,151,393.48

Sec. 7.09(xi)          Weighted Average Gross Margin
                       Group II Loans                                                                                 7.0947 %
                       Group III Loans                                                                                8.1122 %

Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                      805,936.68
                       Group II                                                                                     327,383.84
                       Group III                                                                                    700,406.65

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                                                    7,029,135.62
                       Group II                                                                                   4,056,218.91
                       Group III                                                                                 15,655,442.77

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                            0.00
                       Group II                                                                                           0.00
                       Group III                                                                                          0.00
                       Subordinate                                                                                        0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                            0.00
                       Group II                                                                                           0.00
                       Group III                                                                                          0.00
                       Subordinate                                                                                        0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                              7.42 %
                       Group II Net WAC Cap                                                                             6.15 %
                       Group III Net WAC Cap                                                                            7.07 %
                       Subordinate Net WAC Cap                                                                          6.89 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M-1                                                                                          0.00
                       Class M-2                                                                                          0.00
                       Class M-3                                                                                          0.00
                       Class B                                                                                            0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                Group 1
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               30-59 days                     66             4,887,087.07                  1.47 %
                                               60-89 days                     11               728,277.64                  0.22 %
                                               90+days                         5               532,787.52                  0.16 %
                                               Total                      82                 6,148,152.23                  1.85 %
                                                Group 2
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               30-59 days                     10             1,447,219.46                  1.32 %
                                               60-89 days                      4               375,250.69                  0.34 %
                                               90+days                         1                91,039.05                  0.08 %
                                               Total                      15                 1,913,509.20                  1.74 %
                                                Group 3
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               30-59 days                     79             8,086,911.61                  2.05 %
                                               60-89 days                     20             1,935,341.91                  0.49 %
                                               90+days                         4               253,763.53                  0.06 %
                                                Total                        103            10,276,017.05                  2.60 %
                                                Group Totals
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               30-59 days                    155            14,421,218.14                  1.73 %
                                               60-89 days                     35             3,038,870.24                  0.36 %
                                               90+days                        10               877,590.10                  0.11 %
                                                Total                        200            18,337,678.48                  2.20 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         10              531,790.13                  0.16 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          4              718,862.81                  0.65 %
                                                Group 3
                                                                     Principal
                                                Number               Balance                Percentage
                                                         24            2,829,239.58                  0.72 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         38            4,079,892.52                  0.49 %

                                                                    July 26 2004
Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         19            1,604,556.16                  0.48 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          7              756,838.06                  0.69 %
                                                Group 3
                                                                     Principal
                                                Number               Balance                Percentage
                                                         24            2,808,640.68                  0.71 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         50            5,170,034.90                  0.62 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                             45.00
                         Balance of Balloon Loans                                                                     2,407,315.55

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                                Group 3
                                                                     Principal
                                                Number               Balance                Percentage
                                                          1               50,822.30                  0.01 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          1               50,822.30                  0.01 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                              0.00
                         Group II                                                                                             0.00
                         Group III                                                                                       52,000.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                      12,666.38
                         Group II:
                         Monthly Realized Losses                                                                              0.00
                         Cumulative Realized Losses                                                                           0.00
                         Group III:
                         Monthly Realized Losses                                                                          2,519.61
                         Cumulative Realized Losses                                                                       2,519.61

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                              0.00
                         Group II                                                                                             0.00
                         Group III                                                                                            0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                                 0.7547 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                                         0.00 %
                         Cumulative Realized Losses Since Cut-Off Date                                                   15,185.99
                         Aggregate Loan Balance as of the Cut-Off Date                                              950,014,405.44

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                                          NO

                         1-Month LIBOR for Current Distribution Date                                                     1.30000 %
